5G Wireless

Communications, Inc a Nevada Corporation ("Company), and The May Davis Group,

Inc, a Maryland corporation (the "Agent)

RECITALS

The Company proposes to enter into a Private Equity Subscription Agreement (the

"Subscription Agreement) dated as of the date hereof between the Company and the investor named therein (the "Inventor)

The Company proposes to enter into a Securities Purchase Agreement (the "Purchase

Agreement, and collectively with the Subscription Agreement, the "Primary

Agreements) dated as of the date hereof among the Company and the buyers named therein (the "Buyers, and collectively with the Investor, the "Inventors)

The Agent has introduced the Company to the Investors, and in compensation for such past and continuing services, the Company desires to compensate the Agent as provided herein

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Subscription Agreement or the Purchase Agreement, as the case may be

:NOW, THEREFORE, in consideration of the premises and the mutual promises,

conditions and covenants herein contained, the parties hereto do hereby agree as follows:

Engagement of Agent The Company hereby ratifies its appointment of the Agent to assist the Company in its search for the Investors named above This appointment shall be irrevocable for the period commencing as of the date hereof and ending as further described in Section 8, which period may be extended by the consent of the Company and the Agent Representations and Warranties of the Company In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

Organization and Qualification The Company and its subsidiaries are corporations duly organized, validly existing and in good standing under the laws of the jurisdictions in which they are incorporated, and have the requisite corporate power to own or lease their properties and to carry on their business as now being conducted Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a who Authorization

Enforcement Compliance with Other Instruments The Company has the requisite corporate power and authority to enter into and perform this

Agreement This Agreement has been duly authorized by the Company's Board of

Directors and no further consent or authorization is required by the Company,

its Board of Directors or its stockholders This Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency,

reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies no

Conflicts The execution, delivery and performance of this

Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the

Certificate of Incorporation, any Certificate of Designations, Preferences, and

Rights of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or, to the best of the Company's knowledge, result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The Nasdaq Stock Market, Inc's OTC Bulletin Board on which the common stock of the Company, par value $0001 per share (the "Common Stock), is quoted)

applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected

Neither the Company nor any of its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment,

decree or order or any statute, rule or regulation applicable to the Company

or

its subsidiaries To the best knowledge of the Company, the business of the

Company and its subsidiaries is not being conducted, and the Company shall use its best efforts to assure that it shall not be conducted in violation of any law, ordinance, regulation of any governmental entity Except as specifically contemplated by this Agreement and as required under the Securities and

Exchange Act of 1933, as amended (the "Act) and any applicable state securities laws, the Company is not required to obtain any consent,

authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof or thereof All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof The

Company and its subsidiaries are unaware of any facts or circumstances, which might give rise to any of the foregoing SEC Documents; Financial Statements Since the filing of the Company's last Form 10-K, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange

Commission ("SEC) pursuant to the reporting requirements of the Securities

Exchange Act of 1934, as amended (the "1934 Act) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, including such Form 10-K, being hereinafter referred to as the "SEC

Documents) The Company has delivered to the Agent or its representative, or made available through the SEC's electronic web site, true and complete copies of the SEC Documents As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved

(except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements)

and fairly present in all material respects the financial position of the

Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements,

to normal year-end audit adjustments) No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents,

including, without limitation, information referred to in Section 26 of this

Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading absence of Litigation There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency,

self-regulatory organization or body pending or, to the knowledge of the

Company or any of its subsidiaries, threatened against or affecting the Company,

any of the Company's securities or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby, (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or the Primary Agreements, or

(iii) except as expressly disclosed in the SEC Documents, have a material adverse effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole no

Materially Adverse Contracts Etc Except as set forth in the

SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree,

order, rule or regulation which in the judgment of the Campany's officers has or is expected in the future to have a material adverse effect on the business,

properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the judgment of the Campany's officers has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

Issue Sale and Delivery of the Securities Deliveries of Securities Certificates representing the

Registrable Securities and Warrants (as defined in Section 32), subject to applicable transfer restrictions as described in the Primary Agreements, shall be delivered by the

Company to First Union National Bank, One World Trade Center, Suite 4711, New

York, New York 10048 (the "Escrow Agent), with copies made available to the

Agent for review at least one full business day prior to initial closing scheduled pursuant to the Purchase Agreement (the "Closing, and such day, the

"Closing Date), it being understood that any requisite directions from the

Agent to the Company shall be given at least two full business days prior to the Closing Date The certificates for the Registrable Securities and Warrants shall be delivered at the Closing

Agent's Compensation

(a) The Company shall:

(i) pay the Agent a commission of five percent (5%) of the gross subscription proceeds received by the Company in respect of the issuance of Common Stock pursuant to the Subscription

Agreement, at the Closing and at each subsequent Closing in respect of the exercise of a Put by the Company pursuant to the Subscription Agreement, to be paid in immediately available funds

(ii) issue on the Subscription Date such number of shares of Common Stock (the

"Commitment Fee Shares) to and in the name of the Agent as determined pursuant to Section

21 of the Subscription Agreement, based on an Investment Amount equal to five

(5%) percent of the Maximum Commitment Amount The value of the Commitment Fee

Shares shall not be counted toward the Maximum Commitment Amount and such shares shall be in addition to the Put Shares to which the Investor is entitled pursuant to Article II of the Subscription Agreement

(iii) pay the Agent a commission often percent (10%) of the aggregate principal amount received by the Company in respect of the issuance of Notes pursuant to the Purchase Agreement on the

Subscription Date, to be paid in immediately available funds on the

Subscription Date

(iv) issue on the Subscription Date 300,000 warrants (the "Warrants) to the Agent, each Warrant representing the right to purchase one share of Common Stock at a price of $0 143 per share

The Warrants shall be exercisable at the option of the Holder thereof at any time prior to the Maturity Date of the Notes The Warrants shall have cashless exercise provisions

(b) The Commitment Fee Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the "May Davis Securities) shall be deemed to be

Registrable Securities under the Registration Rights Agreement related to the Purchase

Agreement, it being understood that, if the SEC requires removal of the May Davis Securities from any Registration Statement in which the May Davis Securities have a right pursuant hereto to be included, the removal of the May Davis Securities shall not constitute a breach of contract by the Company, and the Company will use best efforts to include the May Davis Securities (or underlying shares of

Common Stock, if applicable) in a Registration Statement in a manner acceptable to the SEC Except as set forth in the immediately preceding sentence, it is expressly agreed by the Company that the Company must register the Commitment

Fee Shares or the shares of Common Stock underlying the Warrants for the Agent in the same Registration Statement described in such Registration Rights

Agreement.\

(c) The Agent may assign this Agreement, the Transaction Documents, the rights contained herein and therein, and the May Davis Securities to any subsidiary or affiliate of the Agent until the filing of the Registration Statements related to the Primary Agreements

4 Sale of the Securities by the Company

4.1 In introducing the Company to the Investors to facilitate the transactions contemplated by the Primary Agreements, the Agent shall be acting solely as an agent for the Company, and such transactions shall be made upon the terms and subject to the conditions set forth in the Primary Agreements

5 Non-Circumvention The Company hereby agrees as follows:

The Company agrees to maintain the confidentiality of the Agent's clients, except as required by applicable law Such clients shall be those entities which invest or have been offered an opportunity to invest by the Agent in the

Offering (the "Clients) For a period of two years from the Closing, the

Company will not solicit or enter into any financing transaction with the

Clients without the written consent of the Agent and payment to Agent of compensation no less than the compensation to be paid to the Agent hereunder for raising a like amount.

5.2 In the event that Company breaches Section 51 of this Agreement, the shall be entitled to receive compensation in the same proportion to the financing done without the Agent's of participation as the compensation to the Agent under this bears to the financing raised pursuant to the Subscription Agreement and

Agreement

6 Covenants of the Company

The Company covenants and agrees with the Agent that:

6.1 After the date hereof, the Company will not at any time prepare and distribute any amendment or supplement to the Primary Agreements, of which any such amendment the Agent shall not previously have been advised and the Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which the

Agent shall have reasonably objected in writing on the ground that it is not in compliance with the Act or the rules and regulations under the Act (if applicable)

The Company will pay, whether or not the

transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Registrable Securities and their issue and delivery to the purchasers, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the sale of the

Registrable Securities, the fees and expenses of the Campany's counsel and

Agent's counsel as set forth in Section 35 (except as provided below) and accountants, the cost of reproduction and furnishing to the Agent copies of the Primary Agreements as herein provided prior to the Closing Date, and during the normal business hours, the Company will cooperate with the Agent in such investigation as it may make or cause to be made of all of the properties,

business and operations of the Company in connection with the Offerings of the

Securities The Company will make available to it in connection therewith such information in its possession as the Agent may reasonably request and will make available to the Agent such persons as the Agent shall deem reasonably necessary and appropriate in order to verify or substantiate any such information so supplied

The Company shall be responsible for making any and all filings required by the blue sky authorities and filings required by the laws of the jurisdictions in which the purchasers of

Registrable Securities are located, if any The Agent shall assist Company in this respect, but such filings shall be the responsibility of Company

Corporation Condition

The Campany's condition is as described in the Primary Agreements and the SEC Documents referred to therein, except for changes in the ordinary course of business and normal year-end adjustments that are not individually or in the aggregate materially adverse to the Company

No Material Adverse Change

Except as may be reflected in or contemplated by the Primary Agreements prior to the Closing, there shall not have been any material adverse change in the condition, financial, or otherwise, or in the results of operations of the

Company or in its business taken as a whole

7 Indemnification

7.1

The Company agrees to indemnify and hold harmless the Agent, each person who controls the

Agent within the meaning of Section 15 of the Act and the Agent's employees, accountants,

attorneys and agents (the "Agent's Indemnitees") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law for any legal or other expenses (including the costs of any investigation and preparation)

incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon any untrue statement of material fact contained in the Primary Agreements or any amendment thereto or any application or other document filed in any state or jurisdiction in order to qualify the Registrable Securities under the blue sky or securities laws thereof, or the omission to state therein a material fact required to be stated

therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of the Primary

Agreements or of such amendment thereto as the case may be; provided however, that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such litigation, if such settlements are made without the consent of the Company, nor shall it apply to the Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising our of or based upon any such untrue statement or any such omission, if such statement or omission was made solely in reliance upon information furnished in writing to the Company by the Agent specifically for use in connection with the preparation of the Primary Agreements or any such amendment thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof This indemnity agreement is in addition to any other liability, which the Company may otherwise have to the Agent's Indemnitees The

Agent's Indemnitees agree, within ten (10) days after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 71, to notify the Company in writing of the commencement of such action; provided,

however, that the failure of the Agent's Indemnitees to notify the Company of any such action shall not relieve the Company from any liability which it may have to the Agent's Indemnitees on account of the indemnity agreement contained in this Section 71, and further shall not relieve the Company from any other liability which it may have to the Agent's Indemnitees, and if the Agent's

Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Agent's Indemnitees, defendant or defendants, in such litigation The

Company agrees to notify the Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Campany's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Registrable Securities and to furnish to the

Agent's Indemnitees, at their request, to provide copies of all pleadings therein and to permit the Campany's Indemnitees to be observers therein and apprise the Agent's Indemnitees of all developments therein, all at the

Campany's expense.

7.2

The Agent agrees, in the same manner and to the same extent as set forth in Section 7.1 above,

to indemnify and hold harmless the Company, and the Campany's employees, accountants,

attorneys and agents (the "Campany's Indemnitees") with respect to (i) any statement in or omission from the Primary Agreements or any amendment thereto or any application or other document filed in any state or jurisdiction in order to qualify the Registrable Securities under the blue sky or securities laws thereof, or any information furnished pursuant to Section 32 hereof, if such statement or omission was made solely in reliance upon information furnished in writing to the Company by the Agent on its behalf specifically for use in connection with the preparation thereof or supplement thereto, or (ii) any untrue statement of a material fact made by the Agent or its agents not based on statements in the Primary Agreements or authorized in writing by the

Company, or with respect to any misleading statement made by the Agent or its agents resulting from the omission of material facts which misleading statement is not based upon the Primary Agreements, or information furnished in writing by the Company or, (iii) any breach of any representation, warranty or covenant made by the Agent in this Agreement The Agent's liability hereunder shall be limited to the amount received by it for acting as Agent hereunder The Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent In case of the commencement of any action in respect of which indemnity may be sought from the Agent, the

Campany's Indemnitees shall have the same obligation to give notice as set forth in Section 7.1 above, subject to the same loss of indemnity in the event such notice is not given, and the Agent shall have the same right to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably satisfactory to the Company The

Agent agrees to notify the Campany's Indemnitees and, at their request, to provide copies of all pleadings therein and to permit the Campany's Indemnitees to be observers therein and apprise them of all the developments therein, all at the Agent's expense.

8 Effectiveness of Agreements

This Agreement shall become effective upon the date of the execution hereof and shall remain in full force and effect until (i) all puts have been exercised by the Company pursuant to the Primary Agreements and (ii) all shares of common stock underlying the Warrants have been registered under the Act.

Agent's obligations to act as agent of the Company hereunder shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

9.1

Counsel to the Agent shall not have objected or shall not have failed to give its consent to the

Primary Agreements (which objection or failure to give consent shall not have been done unreasonably)

9.2

The Agent shall not have disclosed to the Company that the Primary Agreements, or any amendment thereof, contains an untrue statement of fact, which, in the opinion of counsel to the

Agent, is material, or omits to state a fact, which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the circumstances in which they were made, not misleading

9.3

Between the date hereof and the Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause of such character as would materially adversely affect its business or property considered as an entire entity, whether or not such loss is covered by insurance

9.4

Between the date hereof and the Closing Date, there shall be no litigation instituted or threatened against the Company, and there shall be no proceeding instituted or threatened against the

Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchise, license, permits, operations or financial condition or income of the Company

9.5 Except as contemplated herein or as set forth in the Primary Agreements, during the period subsequent to the most recent financial statements referred to in the Primary Agreements, if any,

and prior to the Closing Date, the Company (i) shall have conducted its business in the usual and ordinary manner as the same is being conducted as of the date hereof and (ii) except in the ordinary course of business, the Company shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise At the Closing Date, the equity account of the Company shall be substantially the same as reflected in the most recent balance sheet referred to in the Primary Agreements without considering the proceeds from the sale of the Registrable Securities.

9.6

The authorization of the Registrable Securities by the Company and all proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to the Agent

97

The Company shall have furnished to the Agent an opinions, dated the Subscription Date and upon the date of issuance of shares of Common Stock upon the exercise of a Warrant, addressed to the Agent from counsel to the Company substantially in the form as Exhibit A hereto

9.8

The Company shall have furnished to the Agent a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that:

(i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date (other than representations and warranties which by their terms are specifically limited to a date other than the Closing Date),

and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing

Date; and (ii) the respective signers have each carefully examined the Primary Agreements, and any amendments thereto, and, to the best of their knowledge, all statements contained in the

Primary Agreements are true and correct, and neither the Primary Agreements, nor any amendment thereto, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, under the circumstances in which they were made, not misleading; except as set forth in the Primary Agreements, since the respective dates as of which or the periods for which the information is given in the Primary Agreements and prior to the date of such certificate, (a) there has not been any substantially adverse change, financial and otherwise, in the affairs of condition in the

Company, and (b) the Company has not incurred any material liabilities, direct or contingent, or entered into any material adverse transactions, otherwise than in the ordinary course of business

10 Termination

10.1 This Agreement may be terminated by the Agent by written notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms,

conditions or provisions of this Agreement on the part of the Company to be performed,

complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Agent in writing.

10.2

This Agreement may be terminated by the Company by written notice to the Agent in the event that the Agent shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the "gent to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing

10.3

Any termination of this Agreement pursuant to this Section shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Section 32; and the

Company and the "gent shall be obligated to pay, respectively, all losses,

claims, damages or liabilities, joint or several, under Section 71 in the case of the Company and Section 72 in the case of the "gent

11 Notices Except as otherwise expressly provided in this Agreement:

11.1 Whenever notice is required by the provision of this Agreement to be given to the

Company, such notice shall be in writing, addressed to the Company, at:

If to the

Company:

5G Wireless Communications, Inc

2921 N Tenaya

Way, Suite 208

Las Vegas, NV89128

Attn: Chief Financial Officer

Telephone No: 604-273-7270

Telecopier No: 604-207-0565

with a copy by fax (which shall not constitute notice) to:

Carmine Bua, Esq

Carmine Bua Law Office

3838 Camino Del Rio

Telephone No: 619-280-8000

Telecopier No:619-280-8001

Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

If to the Agent:

May Davis Group, Inc

1 World Trade Center

NewYork, NY 10048

Attention: Hunter Singer

11.3 Any notice instructing the Escrow Agent to distribute monies or Registrable Securities held in escrow must be signed by authorized agents of both the Company and the Agent in order to be valid.

12. Miscellaneous

12.1 Benefit

This Agreement is made solely for the benefit of the Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including,

without limitation, the holders of any Registrable Securities The term

"successor"; or the term "successors and assigns"; as used in this Agreement shall not include any purchasers, as such, of any of the Registrable Securities

12.2

Survival The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Agent, or the officers, directors or controlling persons of the Company and the Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Agent contained in Section 7 hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Agent or any such officer, director or controlling person of the Company or of the Agent; (ii)

delivery of or payment for the Securities; or (iii) the Closing Date, and any

successor of the Company or the Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof

12.3 Governing Law

The validity, interpretation, and construction of this Agreement will be governed by the laws of the State of New York The parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of the State of New York,

New York County, and the United States District Court for the Southern District

of New York for the adjudication of any civil action asserted pursuant to this Paragraph

12.4 Counterparts

This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

12.5 Confidential Information

All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence

12.6 Public Announcements.

Prior to the Closing Date, neither party hereto will issue any public announcement concerning the within transactions without the approval of the other party, except as may be required by applicable securities or other laws

12.7 Finders

The parties acknowledge that no other person has acted as a finder in connection with the transactions contemplated herein and each will agree to indemnify the other with respect to any other claim for any other finder's fee in connection with the offering

12.8 Financial Advisers

The parties acknowledge that the Company has or may retain financial and other advisers in connection with this transaction (the "Advisers";), and the Company agrees to indemnify and hold the Agent harmless for any fees and expenses of the Advisers

12.9 Recitals

The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made a part of this Agreement

12.10 Entire Agreement

This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and supersedes all prior agreements or understandings between the parties.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written

5G WIRELESS COMMUNICATIONS, INC

By:

Name:

Title:

THE MAY DAVIS GROUP, INC

By: /s/ Michael Jacobs

Name: Michael Jacobs

Title: Managing Director